UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2022 (January 10, 2022)

REGENERON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

000-19034	13-3444607
(Commission File Number)	(I.R.S. Employer Identification No.)

777 Old Saw Mill River Road, Tarrytown, New York	10591-6707
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 847-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock – par value $0.001 per share	REGN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On January 10, 2022, at the virtual 40th Annual J.P. Morgan Healthcare Conference, Leonard S. Schleifer, M.D., Ph.D., President and Chief Executive Officer of Regeneron Pharmaceuticals, Inc. (“Regeneron” or the “Company”), and George D. Yancopoulos, M.D., Ph.D., President and Chief Scientific Officer of Regeneron, are providing a corporate update.

The presentation includes information regarding the Company’s preliminary (unaudited) U.S. net product sales of EYLEA® (aflibercept) Injection of approximately $5.79 billion for the full year 2021 (based on preliminary (unaudited) fourth quarter 2021 U.S. net product sales of EYLEA of approximately $1.54 billion).

The presentation also includes information regarding the Company’s preliminary (unaudited) U.S. net product sales of REGEN-COV® (casirivimab and imdevimab) of approximately $5.82 billion for the full year 2021 (based on preliminary (unaudited) fourth quarter 2021 U.S. net product sales of REGEN-COV of approximately $2.29 billion).

Item 7.01.      Regulation FD Disclosure.

The information set forth under Item 2.02 of this Current Report on Form 8-K is incorporated by reference herein. A copy of the presentation referenced in Item 2.02 is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01.

The information included in Item 2.02 and the information included or incorporated in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Presentation by Leonard S. Schleifer, M.D., Ph.D., President and Chief Executive Officer of Regeneron Pharmaceuticals, Inc., and George D. Yancopoulos, M.D., Ph.D., President and Chief Scientific Officer of Regeneron Pharmaceuticals, Inc., at the virtual 40th Annual J.P. Morgan Healthcare Conference.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGENERON PHARMACEUTICALS, INC.

/s/ Joseph J. LaRosa
Joseph J. LaRosa
Executive Vice President, General Counsel and Secretary

Date: January 10, 2022